SUPPLEMENT TO THE PROSPECTUS

Supplement dated September 25, 2026, to the Prospectus dated May 29, 2026

MFS® High Yield Pooled Portfolio

The Board of Trustees of the fund has approved and adopted a Plan of Liquidation and Termination as of September 23, 2026 (the "Plan"), pursuant to which the assets of the fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the fund will be distributed to the sole shareholder of the fund. The effective date of the Plan is on or about October 30, 2026 (the "Liquidation Date"). Shareholder approval of the liquidation is not required.

Prior to the liquidation, the fund may sell portfolio investments in anticipation of liquidation, and therefore the fund may not be fully invested pursuant to its investment strategy for a period leading up to the Liquidation Date.

At any time prior to the Liquidation Date, the sole shareholder may redeem their shares of the fund at net asset value pursuant to the procedures set forth under "How to Purchase and Redeem Shares."

Pursuant to the Plan, MFS may treat any cash redemption request received on or after the public announcement of the liquidation of the fund, as a liquidating distribution and may allocate undistributed net investment income and capital gains to the redeeming sole shareholder. In addition to the liquidating distribution, a separate distribution to the sole shareholder may be required prior to the Liquidation Date to the extent the fund has undistributed net taxable income and capital gains.

Effective immediately, the following is added as the last paragraph under the sub-section entitled "Purchase and Sale of Fund Shares" beneath the main heading "Summary of Key Information," after the third paragraph beneath the main heading entitled "Description of Share Classes," and after the fifth paragraph under the sub-section entitled "How to Purchase Shares" beneath the main heading "How to Purchase, Redeem, and Exchange Shares":

The Board of Trustees of the fund has approved the liquidation and termination of the fund, which is scheduled for on or about October 30, 2026. Shareholder approval of the liquidation is not required. Prior to the liquidation, the fund may begin to sell portfolio investments in anticipation of liquidation, and therefore the fund may not be fully invested pursuant to its investment strategy for a period leading up to liquidation.

HYP-SUP-I-092526